Exhibit 99.2

12/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:              $   2,725,549,059.35
Beginning of the Month Finance Charge Receivables:         $     124,951,710.79
Beginning of the Month Discounted Receivables:             $               0.00
Beginning of the Month Total Receivables:                  $   2,850,500,770.14


Removed Principal Receivables:                             $               0.00
Removed Finance Charge Receivables:                        $               0.00
Removed Total Receivables:                                 $               0.00


Additional Principal Receivables:                          $               0.00
Additional Finance Charge Receivables:                     $               0.00
Additional Total Receivables:                              $               0.00


Discounted Receivables Generated this Period:              $               0.00


End of the Month Principal Receivables:                    $   2,724,412,350.06
End of the Month Finance Charge Receivables:               $     122,550,039.88
End of the Month Discounted Receivables:                   $               0.00
End of the Month Total Receivables:                        $   2,846,962,389.94


Special Funding Account Balance                            $               0.00
Aggregate Invested Amount (all Master Trust Series)        $   2,300,000,000.00
End of the Month Transferor Amount                         $     424,412,350.06
End of the Month Transferor Percentage                                   15.58%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES


       30-59 Days Delinquent                               $      62,265,619.33
       60-89 Days Delinquent                               $      48,055,312.48
       90+ Days Delinquent                                 $      99,437,243.90

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12/99                                                                     Page 2



       Total 30+ Days Delinquent                           $     209,758,175.71
       Delinquent Percentage                                              7.37%

Defaulted Accounts During the Month                        $      19,590,834.14
Annualized Default Percentage                                             8.63%

Principal Collections                                            393,590,009.10
Principal Payment Rate                                                   14.44%

Total Payment Rate                                                       15.45%


INVESTED AMOUNTS


       Class A Initial Invested Amount                     $     368,000,000.00
       Class B Initial Invested Amount                     $      32,000,000.00

INITIAL INVESTED AMOUNT                                    $     400,000,000.00

       Class A Invested Amount                             $     368,000,000.00
       Class B Invested Amount                             $      32,000,000.00

INVESTED AMOUNT                                            $     400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           14.68%
PRINCIPAL ALLOCATION PERCENTAGE                                          14.68%


MONTHLY SERVICING FEE                                      $         500,000.00

INVESTOR DEFAULT AMOUNT                                    $       2,875,131.23


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

       Class A Finance Charge Collections                  $       6,779,828.97
       Other Amounts                                       $               0.00

TOTAL CLASS A AVAILABLE FUNDS                              $       6,779,828.97

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12/99                                                                     Page 3


       Class A Monthly Interest                            $       2,332,966.67
       Class A Servicing Fee                               $         460,000.00
       Class A Investor Default Amount                     $       2,645,120.73

TOTAL CLASS A EXCESS SPREAD                                $       1,341,741.57


REQUIRED AMOUNT                                            $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

       Class B Finance Charge Collections                  $         589,550.34
       Other Amounts                                       $               0.00

TOTAL CLASS B AVAILABLE FUNDS                              $         589,550.34


       Class B Monthly Interest                            $         206,191.11
       Class B Servicing Fee                               $          40,000.00

TOTAL CLASS B EXCESS SPREAD                                $         343,359.23



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $       1,685,100.80


       Excess Spread Applied to Required Amount            $               0.00

       Excess Spread Applied to Class A Investor           $               0.00
       Charge Offs

       Excess Spread Applied to Class B Items              $         230,010.50

       Excess Spread Applied to Class B Investor           $               0.00
       Charge Offs

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12/99                                                                     Page 4


       Excess Spread Applied to Monthly Cash               $          30,846.85
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $               0.00
       Account

       Excess Spread Applied to other amounts owed         $               0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $       1,424,243.45


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $       8,014,101.28


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $               0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to        $               0.00
       Required Amount

       Excess Finance Charge Collections Applied to        $               0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to        $               0.00
       Class B Items

       Excess Finance Charge Collections Applied to        $               0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to        $               0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to        $               0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to        $               0.00
       other amounts owed Cash Collateral Depositor

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12/99                                                                     Page 5


YIELD AND BASE RATE --


       Base Rate (Current Month)                                          8.72%
       Base Rate (Prior Month)                                            7.69%
       Base Rate (Two Months Ago)                                         7.67%

THREE MONTH AVERAGE BASE RATE                                             8.03%

       Portfolio Yield (Current Month)                                   13.48%
       Portfolio Yield (Prior Month)                                     11.77%
       Portfolio Yield (Two Months Ago)                                  14.61%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      13.29%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                       $      53,141,846.05

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                       $       4,621,030.09

TOTAL PRINCIPAL COLLECTIONS                                $      57,762,876.14


REALLOCATED PRINCIPAL COLLECTIONS                          $               0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $               0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                      $               0.00
       Deficit Controlled Amortization Amount              $               0.00

CONTROLLED DISTRIBUTION AMOUNT                             $               0.00


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12/99                                                                     Page 6


CLASS B AMORTIZATION --

       Controlled Amortization Amount                      $               0.00
       Deficit Controlled Amortization Amount              $               0.00

CONTROLLED DISTRIBUTION AMOUNT                             $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $      57,762,876.14
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $               0.00

CLASS B INVESTOR CHARGE OFFS                               $               0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $               0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $               0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                     $      52,000,000.00
       Available Cash Collateral Amount                    $      52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                  $               0.00
       Class B Interest Rate Cap Payments                  $               0.00


TOTAL DRAW AMOUNT                                          $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $               0.00


                                          First USA Bank, NA
                                          as Servicer



                                          By:  /s/ Tracie H. Klein
                                               -------------------------------
                                               Tracie H. Klein
                                               First Vice President